Income taxes	6 Months Ended
Jun. 30, 2018
Income tax [abstract]
Disclosure of income tax [text block]

5 Income taxes

Quarters				First half		Full year
Q2 2018	Q1 2018	Q2 2017	(in USD million)	2018	2017	2017

3,518	4,540	3,288	Income/(loss) before tax	8,059	7,332	13,420
(2,298)	(3,255)	(1,852)	Income tax expense	(5,553)	(4,832)	(8,822)
65.3%	71.7%	56.3%	Effective tax rate	68.9%	65.9%	65.7%

The tax rate for the second quarter of 2018 and for the first half of 2018 was primarily influenced by recognition of USD 350 million of previously unrecognised deferred tax assets reflected in the E&P International segment and positive operating income in countries with unrecognised deferred tax assets. This was partially offset by impairments recognised in countries with unrecognised deferred tax assets and currency effects in entities that are taxable in other currencies than the functional currency.

The tax rate for the second quarter of 2017 and for the first half of 2017 was primarily influenced by the agreement with the Angolan Ministry of Finance related to Equinor’s participation in several blocks offshore Angola.

The tax rate for the first half of 2017 was also influenced by a loss related to the sale of interest in the Kai Kos Dehseh (KKD) oil sand project.